Exhibit 10.2

NEITHER THIS SIMPLE AGREEMENT FOR FUTURE EQUITY NOR ANY OF THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY FOREIGN JURISDICTION OR ANY STATE SECURITIES LAWS WITHIN THE UNITED STATES AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS THERE IS A REGISTRATION STATEMENT EFFECTIVE UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IN EFFECT COVERING THIS SIMPLE AGREEMENT FOR FUTURE EQUITY OR SUCH SECURITIES, AS THE CASE MAY BE, OR THERE IS AVAILABLE AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

SIMPLE AGREEMENT FOR FUTURE EQUITY
Date of Issuance
$ ________________	_______________, 2018

FOR VALUE RECEIVED, Zoom Payment Solutions Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the principal sum of $_________________ (the “Principal Amount”) from ___________________ (the “Holder”), in accordance with the terms of this Simple Agreement for Future Equity (“SAFE”).  The Holder hereby acknowledges that the only form of repayment for the Principal Amount is the conversion of the Converted Interests (defined below), in accordance with the terms of this SAFE. The Holder further acknowledges that no interest shall accrue or be paid on the Principal Amount of this SAFE.

BACKGROUND

A.          The Company was established as a Delaware corporation on February 16, 2018 and is authorized to issue 50,000,000 shares of common stock in the Company, of which ________________ shares of common stock are currently issued and outstanding.

B.          Rego Payment Architectures, Inc. and Crowd Cart, Inc., both shareholders of the Company, intend to license certain of their intellectual property to the Company in order to develop a combined technology for use in payment solutions, including mobile payment applications, blockchain solutions, and cryptocurrency products and services.  The Company is a holding company with three subsidiaries: Zoom Canada Solutions, Inc., a Delaware corporation (“Zoom Canada”), Zoom Payment Solutions USA, Inc., a Nevada corporation (“Zoom USA”), and Zoom Blockchain Solutions Inc. (“Zoom Blockchain”).

C.          It is the intention of the Company to merge Zoom Canada with a company which will be listed on the Canadian Share Exchange (“Canadian Company”).

D.          Zoom Canada owns 85% of Zoom Mining Solutions Inc., a Delaware corporation (“Zoom Mining”), and 15% of Zoom Mining is owned by Cyber Mining, LLC. Zoom Mining was established for the purpose of operating a crypto currency mining business.

E.          Zoom USA was established for the purpose of operating the payment solutions business, including mobile payment applications.  Zoom USA is owned 100% by the Company.

F.          Zoom Blockchain was established for the purpose of operating the blockchain solutions business.  Zoom Blockchain is owned 85% by the Company and 15% by Regency Manning Inc.

NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, intending to be legally bound, the parties hereby agree as follows:

1.            Conversion.

(a)           Procedure for Conversion.  Subject to the terms hereof, the Holder shall have the right, exercisable at any time prior to 90 days from the date of the issuance of this SAFE, to convert the entire outstanding Principal Amount under this SAFE, upon surrender of this SAFE, accompanied by a written notice of conversion duly executed by the Holder in the form of conversion notice attached hereto as Exhibit A, as follows:

(i)
The Holder shall have the right to convert the entire outstanding Principal Amount into common stock of the Canadian Company at the conversion price of $0.125 per share of common stock in the Canadian Company (“Canadian Company Converted Interests”); or

(ii)
The Holder shall have the right to convert the entire outstanding Principal Amount into common stock of the Company at the conversion price of $4.00 per share of common stock in the Company (“Company Converted Interests”);

(iii)
By way of example, if the Principal Amount of this SAFE is $25,000, and the Holder elects to convert the entire outstanding Principal Amount pursuant to: (i) Section 1(a)(i), the Holder will convert the entire outstanding Principal Amount into 200,000 shares of common stock in the Canadian Company; or (ii) Section 1(a)(ii), the Holder will convert the entire outstanding Principal Amount into 6,250 shares of common stock in the Company.

(b)         Converted Interests.  The Company Converted Interests and the Canadian Company Converted Interests may hereinafter be referred as the “Converted Interests”.  The Holder’s only form of repayment for the outstanding Principal Amount is the conversion of the Converted Interests as provided for in this Section. The Holder will not be entitled to any other form of compensation or repayment.

(c)           Failure to Exercise the Conversion.  In the event the Holder fails to timely exercise its option in accordance with Section 1 above, the entire outstanding Principal Amount under this SAFE will automatically be converted to a percentage interest in the Company at the conversion price of $4.00 per one (1) share of common stock in the Company.

(d)           Certificates.  The Company will deliver to the Holder not later than ten (10) business days after the issuance of the Company Converted Interests, a  stock certificate of the Canadian Company or a certificate representing the Company Converted Interests being acquired upon the conversion of this SAFE.

2.            Representations and Warranties of the Company. In connection with the transactions contemplated by this SAFE, the Company hereby represents and warrants to the Holder that all requisite action has been taken on the part of the Company necessary for the authorization, execution and delivery of this SAFE. The Company has taken all requisite action to make all of the obligations of the Company reflected in the provisions of this SAFE valid and enforceable in accordance with its terms.

3.            Representations and Warranties of the Holder. In connection with the transactions contemplated by this SAFE, the Holder hereby represents and warrants to the Company as follows:

(a)           Authorization.  The Holder has full power and authority (and, if an individual, the capacity) to enter into this SAFE and to perform all obligations required to be performed by it hereunder. This SAFE, when executed and delivered by the Holder, will constitute the Holder’s valid and legally binding obligation, enforceable in accordance with its terms.

(b)           Purchase Entirely for Own Account.  The Holder acknowledges that this SAFE is made with the Holder in reliance upon the Holder’s representation to the Company, which the Holder hereby confirms by executing this SAFE, that this SAFE and the Conversion Interests (collectively, the “Securities”) will be acquired for investment for the Holder’s own account, not as a nominee or agent (unless otherwise specified on the Holder’s signature page hereto), and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this SAFE, the Holder further represents that the Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities. If other than an individual, the Holder also represents it has not been organized solely for the purpose of acquiring the Securities.

(c)           Disclosure of Information; Non-Reliance. The Holder acknowledges that it has received all the information and documentation it considers necessary or appropriate to enable it to make an informed decision concerning an investment in the Securities. The Holder further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the Company, its operations, the operations (or intended operations) of its subsidiaries, and Securities. The Holder confirms that the Company has not given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities. In deciding to acquire the Securities, the Holder is not relying on the advice or recommendations of the Company and has made its own independent decision that the investment in the Securities is suitable and appropriate for the Holder. The Holder understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment. The Holder acknowledges and agrees that the Holder should rely on the advice of Holder’s own legal, investment, financial, tax, accounting and other matters relating to an investment in the Securities and the Company, and Holder has so relied on such advice.

(d)          Investment Experience.  The Holder is an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience that it is capable of evaluating the merits and risks of the investment in the Securities.

(e)           Accredited Investor. The Holder is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has delivered to the Company, a true, correct and completed form of the Investor Questionnaire attached hereto as Exhibit B. The Holder agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities.

(f)           Restricted Securities. The Holder understands that the Securities have not been, and will not be, registered under the Securities Act or state securities laws. The Holder understands that the Securities are “restricted securities” under U.S. federal and applicable state securities laws and that, pursuant to these laws, the Holder must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission (“SEC”) and registered or qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Holder acknowledges that the Company has no obligation to register or qualify the Securities for resale.

(g)           No General Solicitation. The Holder, and its officers, directors, employees, agents, stockholders or partners, as applicable, have not either directly or indirectly, including through a broker or finder solicited offers for or offered or sold the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. The Holder acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(h)           Residence.  If the Holder is an individual, then the Holder resides in the state or province identified in the address shown on the Holder’s signature page hereto. If the Holder is a partnership, corporation, limited liability company or other entity, then the Holder’s principal place of business is located in the state or province identified in the address shown on the Holder’s signature page hereto.

(i)            Market.  Holder understands that there is no public market for the Securities, and the Company has no plans to take such action as might reasonably result in the development of such a public market. Holder’s present financial condition is such that Holder has adequate means of providing for Holder’s existing and contemplated needs, commitments and obligations and has no need for the liquidity in Holder’s investment in the Securities and is capable of bearing the economic risks attendant to an investment in the Units, including the total loss thereof. Holder’s overall commitment to investments which are not readily marketable is not disproportionate to Holder’s net worth and the making of an investment in the Units will not cause such overall commitment to become excessive.

4.	Miscellaneous.

(a)           Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this SAFE will inure to the benefit of, and be binding upon, the respective successors and assigns of the parties.

(b)           Governing Law. This SAFE will be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule.

(c)           Counterparts. This SAFE may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. Counterparts may be delivered via electronic mail or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(d)           Notices. All notices and other communications given or made pursuant hereto will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by email; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications will be sent to the respective parties at the addresses shown on the signature pages hereto (or to such email address or other address as subsequently modified by written notice given in accordance with this Section).

(e)           Entire Agreement; Amendments and Waivers. This SAFE constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof. Any term of this SAFE may be amended and the observance of any term may be waived with the written consent of the parties.

(f)           Severability. If one or more provisions of this SAFE are held to be unenforceable under applicable law, such provisions will be excluded from this SAFE and the balance of the SAFE will be interpreted as if such provisions were so excluded and this SAFE will be enforceable in accordance with its terms.

(g)           Transfer Restrictions.  THIS SAFE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

IN WITNESS WHEREOF, the parties have executed this SAFE as of the Date of Issuance.

THE COMPANY:

Zoom Payment Solutions Inc.

By:
Name:	David Knight
Title:	Chief Executive Officer

5100 W JB Hunt Dr., Suite 1000
Rogers, AR 72758
Attention: David Knight, CEO
E-Mail: david@oink.com

THE HOLDER:

EXHIBIT A

FORM OF CONVERSION NOTICE
(To be executed by the Holder in order to convert the SAFE)

Re:	SAFE issued by Zoom Payment Solutions Inc. on ____________, 2018 in the Principal Amount of $______________.

The undersigned hereby elects to convert the outstanding Principal Amount indicated below of this SAFE into ___ shares of common stock (the “Converted Interests”) of [Zoom Payment Solutions Inc./Canadian Company] (the “Company”) at the conversion price of [$4.00 per share of common stock in Zoom Payment Solutions Inc./ $0.125 per share of common stock in Canadian Company] according to the conditions hereof, as of the date written below.

Conversion Information:

Date to Effect Conversion:
Principal Amount:
Conversion Price:

Signature:

Name:

Address to which the stock certificate or the certificate evidencing the Converted Interests should be delivered:

EXHIBIT B

ACCREDITED INVESTOR QUESTIONNAIRE

(to be completed only by US residents)

The information contained herein is presented to assure Zoom Payment Solutions Inc., a Delaware corporation (the “Company”), that the undersigned is an Accredited Investor as defined in Regulation D of the Securities Act of 1933, as amended (the “Act”). Accordingly, the undersigned represents and warrants to the Company and its affiliates and advisors that the information contained herein is complete and accurate and may be relied upon by the Company and its affiliates and advisors. The undersigned understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against the undersigned for damages.

The undersigned also understands and agrees that, although the Company and its affiliates will use their best efforts to keep the information provided in the answers to this questionnaire strictly confidential, they may present this questionnaire and the information provided in answers to it to such parties as they deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company or its affiliates or advisors is a party or by which it or they are or may be bound.

The undersigned acknowledges that this questionnaire does not constitute an offer by the Company or its affiliates to sell securities, but is merely a request for information.

The undersigned hereby represents that he/she/it is an Accredited Investor within the meaning of Regulation D under the Act because he/she/it falls within the category indicated by a check mark below (please check all that apply):

            A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date hereof exceeds $1,000,000, excluding the value of the primary residence of such individual.1

            A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

            A director or executive officer of the Company.

1 In calculating net worth, the value of your primary residence and the amount of indebtedness secured by the primary residence up to its fair market value must be excluded. Indebtedness secured by your primary residence in excess of the value of your primary residence should be considered a liability and deducted from your net worth.

            A bank as defined in Section 3(a)(2) of the Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity.

            A broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

            An insurance company as defined in Section 2(13) of the Act.

            An investment company registered under the Investment Company Act of 1940.

            A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

            A small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

            A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000.

            An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if either (a) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (b) the employee benefit plan has total assets in excess of $5,000,000, or (c) if a self-directed plan, the investment decisions are made solely by persons that are accredited investors.

            A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

            An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Interests, with total assets in excess of $5,000,000.

            A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interests, whose purchase of securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Act.

            An entity in which all of the equity owners are accredited investors.

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